SCHEDULE 14A
PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by Registrant ☑
Filed by Party other than the Registrant
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101
NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 22, 2010
To the Shareholders:
          Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 22, 2010, for the following purposes:
          Each Fund:
1.	To elect Directors of each Fund (Proposal 1).

2.	To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.
Your vote is important!
          The Board of Directors of each Fund has fixed the close of business on January 22, 2010 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

By Order of the Boards of Directors,

February 25, 2010	CHAD C. CONWELL
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be
Held on April 22, 2010.
The notice of Annual Meetings of Shareholders, joint proxy statement and proxy cards for the Funds are available to you on each Fund’s website — www.preferredincome.com for PFD and PFO and www.fcclaymore.com for FFC and FLC. You are encouraged to review all of the information contained in the proxy materials before voting.
For directions to the Annual Meetings, please call 1-626-795-7300 or 1-866-751-6315.
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

INSTRUCTIONS FOR SIGNING PROXY CARDS
     The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.
     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).
     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Jr., Executor
Estate of Jane Smith

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE:FFC)
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101
ANNUAL MEETINGS OF SHAREHOLDERS
April 22, 2010
JOINT PROXY STATEMENT
     This document is a joint proxy statement (“Joint Proxy Statement”) for Flaherty & Crumrine Preferred Income Fund Incorporated (“Preferred Income Fund” or “PFD”), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (“Preferred Income Opportunity Fund” or “PFO”), Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (“Preferred Securities Income Fund” or “FFC”) and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (“Total Return Fund” or “FLC”) (each a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and collectively, the “Boards”) for use at the Annual Meeting of Shareholders of each Fund to be held on April 22, 2010, at 8:30 a.m. PT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 and at any adjournments or postponements thereof (each a “Meeting” and collectively, the “Meetings”).
     A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 25, 2010, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the investment adviser of each Fund, Claymore Securities, Inc., the servicing agent of FFC and FLC, and PNC Global Investment Servicing (U.S.) Inc. (“PNC”), the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about February 25, 2010.
     THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PNC GLOBAL INVESTMENT SERVICING (U.S.) INC., P.O. BOX 43027, PROVIDENCE, RHODE ISLAND 02940-3027, OR CALLING 1-800-331-1710. EACH FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITES - WWW.PREFERREDINCOME.COM FOR PFD AND PFO AND WWW.FCCLAYMORE.COM FOR FFC AND FLC — THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV) OR, FOR FFC AND FLC ONLY, BY CALLING CLAYMORE SECURITIES, INC. AT 1-866-233-4001.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be
Held on April 22, 2010.
The notice of Annual Meetings of Shareholders, joint proxy statement and proxy cards for the Funds are available to you on each Fund’s website — www.preferredincome.com for PFD and PFO and www.fcclaymore.com for FFC and FLC. You are encouraged to review all of the information contained in the proxy materials before voting.
For directions to the Annual Meetings, please call 1-626-795-7300 or 1-866-751-6315.
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

     If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” the election of the nominees for Director. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.
     Under the Bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a Quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted “AGAINST” a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal.
     Each Fund has one class of capital stock outstanding: common stock, par value $0.01 per share (the “Common Stock” or the “Shares”). Each Share is entitled to one vote at the Meeting with respect to matters to be voted on, with pro rata voting rights for any fractional Shares. On the record date, January 22, 2010, the following number of Shares of each Fund were issued and outstanding:

Common Stock
Name of Fund	Outstanding

Preferred Income Fund (PFD)	10,678,130

Preferred Income Opportunity Fund (PFO)	11,906,765

Preferred Securities Income Fund (FFC)	42,687,988

Total Return Fund (FLC)	9,776,333
     To the knowledge of each Fund and its Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is the beneficial owner or owner of record of more than 5% of the relevant Fund’s outstanding Shares as of January 22, 2010*:

Name and Address of		Amount and Nature
Beneficial/Record Owner	Title of Class	of Ownership	Percent of Class

Cede & Co.**	Common Stock	PFD — 10,234,167 (record)	95.90%
Depository Trust Company		PFO — 11,429,149 (record)	95.99%
55 Water Street, 25th Floor		FFC — 42,611,865 (record)	99.86%
New York, NY 10041		FLC — 9,765,409 (record)	99.89%

Fifth Third Bancorp[1]	Common Stock	PFO — 1,330,930[1] (beneficial)	12.00%
Fifth Third Center
Cincinnati, OH 45263

First Trust Portfolios L.P.[2]	Common Stock	FFC — 2,448,032[2] (beneficial)	5.70%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

Name and Address of		Amount and Nature
Beneficial/Record Owner	Title of Class	of Ownership	Percent of Class

Spectrum Asset Management, Inc. [3,4]	Common Stock	FFC — 2,971,500[3] (beneficial)	6.97%
2 High Ridge Park
Stamford, CT 06905

Principal Financial Group, Inc. [3,4]	Common Stock	FLC — 566,750[4] (beneficial)	5.79%
711 High Street
Des Moines, IA 50392-0088

Sit Investments Associates, Inc. [5]	Common Stock	FLC — 583,701[5] (beneficial)	5.97%
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402

Claymore Securities Defined	Common Stock	FLC — 557,832[6] (beneficial)	5.70%
Portfolios, Series 305, 352, 390, 434,
453, 459, 468, 494, 590, 596, 601, 614,
621 and 635 [6]
2455 Corporate West Drive
Lisle, IL 60532

Morgan Stanley	Common Stock	FLC — 611,434[7] (beneficial)	6.30%
1585 Broadway
New York, NY 10036

*	As of January 22, 2010, the Directors and officers, as a group, owned less than 1% of the Shares of each Fund.

**	A nominee partnership of The Depository Trust Company.

[1]	Information obtained from a Form 13F filed by Fifth Third Bancorp with the SEC reporting share ownership as of September 30, 2009.

[2]	Information obtained from a Schedule 13G filed by First Trust Portfolios L.P. (“FT Portfolios”), First Trust Advisors L.P. (“FT Advisors”) and The Charger Corporation (“Charger”) with the SEC reporting share ownership as of December 31, 2009. Based on that filing, FT Portfolios, FT Advisors and Charger have the shared power to vote or direct the vote or dispose or direct the disposition of 2,448,032 Shares of Common Stock.

[3]	Information obtained from a Schedule 13G filed by Spectrum Asset Management, Inc. (“Spectrum”) with the SEC reporting share ownership as of December 31, 2009. Based on that filing, Spectrum and Principal Financial Group Inc. (“Principal”) have the shared power to vote or direct the vote or dispose or direct the disposition of 2,971,500 Shares of Common Stock.

[4]	Information obtained from a Schedule 13G filed by Spectrum with the SEC reporting share ownership as of December 31, 2008. Based on that filing, Spectrum and Principal have the shared power to vote or direct the vote or dispose or direct the disposition of 566,750 Shares of Common Stock.

[5]	Information obtained from a Schedule 13G/A filed by Sit Investment Associates, Inc. (“SIA”) with the SEC reporting share ownership as of December 31, 2009. Based on that filing, SIA and its affiliated entities have the sole power to vote or direct the vote or dispose or direct the disposition of 583,701 Shares of Common Stock.

[6]	Information obtained from a Schedule 13G/A filed by Claymore Securities, Inc. with the SEC reporting share ownership as of December 31, 2009. Based on that filing, Claymore Securities Defined Portfolios has the sole power to vote or direct the vote or dispose or direct the disposition of 557,832 Shares of Common Stock.

[7]	Information obtained from a Schedule 13G filed by Morgan Stanley and Van Kampen Funds, Inc. (“Van Kampen”) with the SEC reporting share ownership as of December 31, 2009. Based on that filing, Morgan Stanley and Van Kampen have the sole power to vote or direct the vote or dispose or direct the disposition of 611,434 Shares of Common Stock.
        This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC and FLC on the proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposal pertaining to that Fund.

PROPOSAL 1: ELECTION OF DIRECTORS
     At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.
Nominees for the Boards of Directors
     Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
     Mr. Gust, a Class III Director of PFD, has been nominated for a three-year term to expire at PFD’s 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Crumrine and Mr. Wulf, each a Class II Director of PFO, have each been nominated for a three-year term to expire at PFO’s 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Crumrine and Mr. Wulf, each a Class III Director of FFC and FLC, have each been nominated for a three-year term to expire at each Fund’s 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Shareholders of each Fund’s Common Stock are entitled to elect the nominees for election to the Board of Directors of the relevant Fund.
Information About Directors and Officers
     Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Number of
			Principal	Funds In	Other
	Current	Term of Office	Occupation(s)	Fund Complex	Directorships
Name, Address,	Position(s)	and Length of	During Past	Overseen	Held by
and Age	Held with Funds	Time Served*	Five Years	by Director**	Director

NON-INTERESTED DIRECTORS:

David Gale	Director	Class I Director	President of Delta	4	None
Delta Dividend Group, Inc.		PFD — since 1997	Dividend Group, Inc.
220 Montgomery Street		PFO — since 1997	(investments)
Suite 1920		FFC — since inception
San Francisco, CA 94104		FLC — since inception
Age: 60

Morgan Gust	Director	Class III Director	Owner and operator of	4	CoBiz
301 E. Colorado Boulevard	and	PFD — since inception	various entities engaged		Financial, Inc.
Suite 720	Nominating	PFO — since inception	in agriculture and real		(financial
Pasadena, CA 91101	Committee	Class II Director	estate; Former President		services)
Age: 62	Chairman	FFC — since inception	of Giant Industries, Inc.
		FLC — since inception	(petroleum refining and marketing) from March
2002 through June 2007

Number of
			Principal	Funds In	Other
	Current	Term of Office	Occupation(s)	Fund Complex	Directorships
Name, Address,	Position(s)	and Length of	During Past	Overseen	Held by
and Age	Held with Funds	Time Served*	Five Years	by Director**	Director

Karen H. Hogan	Director	Class I Director	Active Committee Member	4	None
301 E. Colorado Boulevard		PFD — since 2005	and Volunteer to several
Suite 720		Class III Director	non—profit organizations;
Pasadena, CA 91101		PFO — since 2005	from September 1985 to
Age: 48		Class II Director	January 1997, Senior Vice
		FFC — since 2005	President of Preferred
		FLC — since 2005	Stock Origination at
Lehman Brothers and
previously, Vice President
of New Product
Development

Robert F. Wulf	Director	Class II Director	Financial Consultant;	4	None
P.O. Box 753	and Audit	PFD — since inception	Trustee, University of
Neskowin, OR 97149	Committee	PFO — since inception	Oregon Foundation;
Age: 72	Chairman	Class III Director	Trustee, San Francisco
		FFC — since inception	Theological Seminary
FLC — since inception

INTERESTED
DIRECTOR:

Donald F. Crumrine (1)	Director,	Class II Director	Chairman of the Board	4	None
301 E. Colorado Boulevard	Chairman of	PFD — since inception	and Director of
Suite 720	the Board and	PFO — since inception	Flaherty & Crumrine
Pasadena, CA 91101	Chief	Class III Director
Age: 62	Executive	FFC — since inception
	Officer	FLC — since inception

OFFICERS:

Robert M. Ettinger	President	PFD — since 2002	President and Director	—	—
301 E. Colorado Boulevard		PFO — since 2002	of Flaherty & Crumrine
Suite 720		FFC — since inception
Pasadena, CA 91101		FLC — since inception
Age: 51

R. Eric Chadwick	Chief Financial	PFD — since 2004	Director of Flaherty & Crumrine	—	—
301 E. Colorado Boulevard	Officer, Vice	PFO — since 2004	since June 2006; Vice President
Suite 720	President and	FFC — since 2004	of Flaherty & Crumrine
Pasadena, CA 91101	Treasurer	FLC — since 2004
Age: 34

Chad C. Conwell	Chief	PFD — since 2005	Chief Compliance Officer	—	—
301 E. Colorado Boulevard	Compliance	PFO — since 2005	of Flaherty & Crumrine since
Suite 720	Officer, Vice	FFC — since 2005	September 2005; Vice
Pasadena, CA 91101	President and	FLC — since 2005	President since July 2005;
Age: 37	Secretary		Attorney with Paul,
Hastings, Janofsky & Walker
LLP from September 1998
to June 2005

Bradford S. Stone	Vice	PFD — since 2003	Director of Flaherty & Crumrine	—	—
47 Maple Street	President	PFO — since 2003	since June 2006; Vice President
Suite 403	and Assistant	FFC — since 2003	of Flaherty & Crumrine
Summit NJ 07901	Treasurer	FLC — since inception
Age: 50

Number of
			Principal	Funds In	Other
	Current	Term of Office	Occupation(s)	Fund Complex	Directorships
Name, Address,	Position(s)	and Length of	During Past	Overseen	Held by
and Age	Held with Funds	Time Served*	Five Years	by Director**	Director
Laurie C. Lodolo	Assistant Compliance	PFD — since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine	—	—
301 E. Colorado Boulevard	Officer, Assistant	PFO — since 2004
Suite 720	Treasurer and	FFC — since 2004
Pasadena, CA 91101	Assistant Secretary	FLC — since 2004
Age: 46

*	The Class II Directors of PFO and the Class III Directors of PFD, FFC and FLC have each been nominated for a three-year term to expire at each Fund’s 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class I Director of PFO, the Class II Directors of PFD, FFC and FLC will serve until each Fund’s Annual Meeting of Shareholders in 2012 and until their successors are duly elected and qualified. The Class I Directors of PFD, and the Class I Director of FFC and FLC and the Class III Directors of PFO will serve until each Fund’s Annual Meeting of Shareholders in 2011 and until their successors are duly elected and qualified.

**	The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (collectively the “Flaherty & Crumrine Fund Family”).

(1)	“Interested person” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine, which acts as each Fund’s investment adviser.
Beneficial Ownership of Shares in Funds and Fund Complex for each Director and Nominee for Election as Director
     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity				Companies Overseen by Director in Family
Name of Director or Nominee	Securities Held in Fund*(1)				of Investment Companies*(2)

	PFD	PFO	FFC	FLC	Total

NON-INTERESTED DIRECTORS:

David Gale	C	C	D	C	E

Morgan Gust	C	C	C	C	E

Karen H. Hogan	B	B	B	B	C

Robert F. Wulf	C	B	C	C	D

INTERESTED DIRECTOR:

Donald F. Crumrine	D(3)	D(3)	E(3)	D(3)	E(3)

*	Key to Dollar Ranges

A.	None

B.	$1 — $10,000

C.	$10,001 — $50,000

D.	$50,001 — $100,000

E.	over $100,000

All shares were valued as of January 22, 2010.

(1)	This information has been furnished by each Director as of January 22, 2010. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

(2)	The Directors, Nominees and executive officers of each Fund, as a group, less than 1% of each Fund.

(3)	Includes shares of the Fund held by Flaherty & Crumrine, of which the reporting person is a shareholder and director.
     Prior to January 26, 2010, each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates received from each Fund a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, prior to February 1, 2010, the Audit Committee Chairman received from each Fund an annual fee of $2,500. As of January 26, 2010, each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $750 for each in-person meeting attended, and $250 for each telephone meeting attended. In addition, as of February 1, 2010, the Audit Committee Chairman receives from each Fund an annual fee of $3,000. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2009, the Board of Directors held twelve meetings for PFD (eight of which were held by telephone conference call), twelve meetings for PFO (eight of which were held by telephone conference call), ten meetings for FFC (six of which were held by telephone conference call) and eleven meetings for FLC (seven of which were held by telephone conference call). Each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2009 is set forth below:

		Board Meeting and
		Committee Meeting	Travel and Out-of-Pocket
	Annual Director Fees	Fees	Expenses*
PFD	$36,000	$26,700	$2,128
PFO	$36,000	$27,150	$2,128
FFC	$36,000	$26,400	$2,128
FLC	$36,000	$27,000	$2,128

*	Includes reimbursement for travel and out-of-pocket expenses for both “interested” and “non-interested” Directors (“Independent Directors”).
Audit Committee Report
     The role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of each Fund’s financial statements and the independent audit thereof; (ii) each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. Each Fund’s Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund’s annual proxy statement. Each Audit Committee operates pursuant to a charter (the “Audit Committee Charter” or “Charter”) that was most recently reviewed and approved by the Board of Directors of each Fund on January 26, 2010 and which is available on PFD and PFO’s website at www.preferredincome.com and FFC and FLC’s website at www.fcclaymore.com. As set forth in the Charter, management is responsible for the (i) preparation, presentation and integrity of each Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent registered public accounting firm, KPMG LLP (the “independent accountants” or “KPMG”), is responsible for planning and carrying out proper audits and reviews of each Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
     In performing its oversight function, at a meeting held on January 25, 2010, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2009, and discussed the audit of such financial statements with the independent accountants.
     In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.
     As set forth above, and as more fully set forth in each Fund’s Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.
     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.
     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund’s Annual Report for the fiscal year ended November 30, 2009.
This report was submitted by the Audit Committee of each Fund’s Board of Directors
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf (Chairman)
January 25, 2010
     Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times in connection with its Board of Directors’ regularly scheduled meetings during the fiscal year ended November 30, 2009. Each Audit Committee is composed entirely of each Fund’s Independent (as such term is defined by the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds, as may be modified or supplemented (the “NYSE Listing Standards”)) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.
Nominating Committee
     Each Board of Directors has a Nominating Committee composed entirely of each Fund’s Independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating Committee of each Fund met twice during the fiscal year ended November 30, 2009. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and for recommending to the Board of Directors such nominees to stand for election as directors at each Fund’s annual meeting of shareholders, and to fill any vacancies on the Board. Each Fund’s Nominating Committee has a charter which is available on its website. PFD and PFO’s website address is www.preferredincome.com and FFC and FLC’s website address is www.fcclaymore.com.
     Each Fund’s Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. Each Fund’s Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See “Submission of Shareholder Proposals” below.)

Other Board-Related Matters
     Shareholders who wish to send communications to the Board should send them to the address of their Fund(s) and to the attention of the Board. All such communications will be directed to the Board’s attention.
     The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 21, 2009 Annual Meetings of Shareholders.
Compensation
     The following table sets forth certain information regarding the compensation of each Fund’s Directors for the fiscal year ended November 30, 2009. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2009 in excess of $120,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.
COMPENSATION TABLE

Name of	Aggregate	Total Compensation from
Person and	Compensation	the Funds and Fund
Position	from each Fund	Complex Paid to Directors*

Donald F. Crumrine	$0	$0	(4)
Director, Chairman of the Board and Chief Executive Officer

David Gale	$15,200 — PFD	$60,800	(4)
Director	$15,350 — PFO
	$15,050 — FFC
	$15,200 — FLC

Morgan Gust	$15,050 — PFD	$60,500	(4)
Director; Nominating Committee Chairman	$15,200 — PFO
	$15,050 — FFC
	$15,200 — FLC

Karen H. Hogan	$14,750 — PFD	$59,300	(4)
Director	$14,900 — PFO
	$14,750 — FFC
	$14,900 — FLC

Robert F. Wulf	$17,700 — PFD	$70,650	(4)
Director; Audit Committee Chairman	$17,700 — PFO
	$17,550 — FFC
	$17,700 — FLC

*	Represents the total compensation paid for the fiscal year ended November 30, 2009, to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family, which are considered part of the same “fund complex” because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or nominee in the fund complex as of November 30, 2009.
Required Vote
     The election of Mr. Gust as a Director of PFD will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock of PFD at the meeting in person or by proxy. The election of Mr. Crumrine and Mr. Wulf as Directors of PFO, FFC and FLC will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock of each such Fund at the Meeting in person or by proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS
     All proposals by shareholders of each Fund that are intended to be presented at each Fund’s next Annual Meeting of Shareholders to be held in 2011 must be received by the relevant Fund for consideration for inclusion in the relevant Fund’s proxy statement relating to the meeting no later than October 29, 2010, and must satisfy the requirements of federal securities laws.
     Each Fund’s Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund’s Annual Meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.
     Any such notice by a shareholder shall set forth the information required by the Fund’s Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.
ADDITIONAL INFORMATION
Independent Registered Public Accounting Firm
     KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending November 30, 2010. KPMG acted as the independent registered public accounting firm for each Fund for the fiscal year ended November 30, 2009. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if asked.
     Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2008 and 2009, respectively.

	Fiscal Year Ended		Audit-Related
Fund	November 30	Audit Fees	Fees	Tax Fees*	All Other Fees**

PFD	2008	$44,000	$0	$8,100	$17,200
	2009	$44,000	$0	$8,100	$8,600

PFO	2008	$44,000	$0	$8,100	$17,200
	2009	$44,000	$0	$8,100	$8,600

FFC	2008	$46,400	$0	$8,100	$17,200
	2009	$46,400	$0	$8,100	$8,600

FLC	2008	$46,400	$0	$8,100	$17,200
	2009	$46,400	$0	$8,100	$8,600

*	“Tax Fees” are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.

**	“All Other Fees” are those fees billed to each Fund by KPMG in connection with the preparation of a quarterly agreed-upon-procedures report. These Agreed-Upon-Procedures (“AUP”) were required pursuant to each Fund’s Articles Supplementary when the Fund had preferred stock outstanding. Specifically, Moody’s Investors Service and Fitch, Inc. each required that such AUP be undertaken and a report be provided in order to maintain their ratings on the preferred stock. As of November 30, 2009, the Funds did not have any issued or outstanding preferred stock, which was redeemed during the course of each Fund’s 2009 fiscal year.
     Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Funds’ investment adviser (“affiliates”) that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2008 and November 30, 2009 were pre-approved by the Audit Committee.
     For each Fund’s fiscal year ended November 30, 2009, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds’ investment adviser or any affiliates thereof that provide services to the Funds.
Investment Adviser, Administrator and Servicing Agent
     Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PNC acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Claymore Securities, Inc. acts as the servicing agent to FFC and FLC and is located at 2455 Corporate West Drive, Lisle, Illinois 60532.
Compliance with the Securities Exchange Act of 1934
     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s Directors and executive officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2009, all such filing requirements applicable to such persons were met.
Broker Non-Vote and Abstentions
     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker “non-vote” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, “abstentions”) will be counted as Shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum. With respect to Proposal 1, abstentions do not constitute a vote “for” or “against” the proposal and will be disregarded in determining the “votes cast” on the proposal.
OTHER MATTERS TO COME BEFORE THE MEETING
     Each Fund does not intend to present any other business at the relevant Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
VOTING RESULTS
     Each Fund will advise its shareholders of the voting results of the matters voted upon at its Meeting in its next Semi-Annual Report to Shareholders.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
     Please advise the Funds whether other persons are the beneficial owners of Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the joint proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund Shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Proxy — FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2010

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 22, 2010.
The notice of annual meetings of shareholders, joint proxy statement and proxy card for the Fund are available on the Fund’s website at www.fcclaymore.com.
PROXY SOLICITED BY BOARD OF DIRECTORS
The undersigned holder of shares of Common Stock of Flaherty & Crumrine/Claymore Total Return Fund Incorporated, a Maryland corporation (the “Fund”), hereby appoints Robert M. Ettinger, proxy for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 22, 2010, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said proxy to vote said shares as indicated hereon. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Meeting. The proxy present and acting at the Meeting in person or by substitute shall have and may exercise all of the power and authority of said proxy hereunder. The undersigned hereby revokes any proxy previously given.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature	Date

Signature (Joint Owners)	Date

FLC-CMN-PXC 1.03

Annual Meeting Proxy Card

Election of Director – The Board of Directors recommends a vote “FOR” the nominees listed.						Please mark your votes as indicated in this example	■

1. Nominees:	FOR	WITHHOLD		FOR	WITHHOLD

01 – Donald F. Crumrine	☐	☐	02 – Robert F. Wulf	☐	☐
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR.
Non-Voting Items
Change of Address – Please print new address below.

PLEASE SIGN ON REVERSE SIDE
FLC-CMN-PXC 1.02